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                         Supplement dated May 5, 2006
                     to the Prospectuses dated May 1, 2006

This Supplement updates the Prospectuses for the following annuity products:
American Skandia Advisor Plan III, American Skandia XTra Credit SIX, American Skandia LifeVest(R) II, American Skandia APEX(R) II, Advisors Choice (R)/2000/, American Skandia Variable Adjustable Immediate Annuity, and American Skandia Variable Immediate Annuity (the "Prospectuses").

This Supplement should be read and retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance Corporation ("American Skandia"). This Supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus, please contact American Skandia at 1-800-752-6342.

We are issuing this Supplement to update each above-referenced Prospectus as follows:

Footnote 18 to the table entitled "Underlying Mutual Fund Portfolio Annual Expenses" in the section of each Prospectus entitled "Summary of Contract Fees and Charges" is replaced with the following to reflect new fee waiver and expense reimbursement arrangements with respect to the ProFunds VP:

ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.63% (1.33% for ProFund VP U.S. Government Plus) for the period May 1, 2006 through December 31, 2006. After such date, any of the expense limitation may be terminated or revised. Amounts contractually waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VPs' expenses to exceed any expense limitation in place at that time.

ProFund Advisors performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement for which it is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP. Effective May 1, 2006, until further notice, but at least until December 31, 2006, ProFund Advisors will voluntarily waive a portion of such fee such that it will receive annual fees equal to 0.10% of the average daily net assets of each ProFund VP for such services. Amounts voluntarily waived are not subject to recoupment in subsequent fiscal years.






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